Exhibit 99.15

HEXCEL CORPORATION

MANAGEMENT STOCK PURCHASE PLAN

As Amended and Restated December 31, 2008

1.  Purposes

This Hexcel Corporation Management Stock Purchase Plan, as approved by the stockholders of the Corporation on May 11, 2000, as amended and restated as of March 19, 2003, is hereby further amended and restated as of December 31, 2008 as authorized by the Committee on August 28, 2007 (as so amended and restated, the “Plan”).  The purposes of the Plan are to attract and retain highly-qualified executives, to align executive and stockholder long-term interests by creating a direct link between annual incentive executive compensation and stockholder return and to enable executives to purchase stock by using a portion of their annual incentive compensation so that they can develop and maintain a substantial stock ownership position in the Corporation.

2.  Definitions

As used in this Plan, the following words and phrases shall have the meanings indicated:

“Affiliate” of any Person shall mean any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person. The term “Control” shall have the meaning specified in Rule 12b-2 under the Exchange Act.

“Agreement” shall mean an agreement entered into between the Corporation and a Participant in connection with a grant under the Plan.

“Annual Bonus” shall mean the bonus earned by a Participant for any Corporation fiscal year under the Annual Plan.

“Annual Plan” shall mean the Hexcel Corporation Management Incentive Compensation Plan or any substitute plan, as amended from time to time.

“Beneficial Owner” (and variants thereof) shall have the meaning given in Rule 13d-3 promulgated under the Exchange Act and, only to the extent such meaning is more restrictive than the meaning given in Rule 13d-3, the meaning determined in accordance with Section 318(a) of the Code.

“Board” shall mean the Board of Directors of the Corporation.

“Cause” shall mean (i) the willful and continued failure by the Participant to substantially perform the Participant’s duties with the Corporation (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant by the Corporation, which demand specifically identifies the manner in which the Corporation believes that the Participant has not substantially performed the Participant’s duties, or (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Corporation or its subsidiaries, monetarily or otherwise.  For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s act, or failure to act, was in the best interest of the Corporation.

“Change in Control” shall have the meaning given in Article 6 hereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board.

“Corporation” shall mean Hexcel Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

“Disability” shall mean that, as a result of the Participant’s incapacity due to physical or mental illness or injury, the Participant shall not have performed all or substantially all of the Participant’s usual duties as an employee for a period of more than one-hundred-fifty (150) days in any period of one-hundred-eighty (180) consecutive days.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” per share of Stock shall be the average of the closing prices on the NYSE Consolidated Transactions Tape for the five trading days immediately preceding the relevant valuation date and “Fair Market Value” of a Restricted Stock Unit on any valuation date shall be deemed to be equal to the Fair Market Value of a share of Stock on such valuation date.

“Participant” shall mean a person who receives a grant of Restricted Stock Units under the Plan; all such grants are sometimes referred to herein as “purchases”.

“Person”, as used in Article 6 hereof, shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act and, only to the extent such meaning is more restrictive than the meaning given in Section 3(a)(9) of the Exchange Act (as modified as above), the meaning determined in accordance with Sections 1.409A-3(i)(5)(v)(B), (vi)(D) or (vii)(C) of the Treasury Regulations (or any successor provisions), as applicable.

“Plan” means this Hexcel Corporation Management Stock Purchase Plan, as amended from time to time.

“Restricted Period” shall have the meaning given in Sections 5(c) and 5(h) hereof.

“Restricted Stock Unit” or “Restricted Stock Units” shall have the meaning given in Section 5 hereof.

“Retirement” shall mean the termination of a Participant’s employment (other than by reason of death or Cause) which occurs either (i) at or after age 65 or (ii) at or after age 55 after five (5) years of employment by the Corporation (or a Subsidiary thereof).

“Stock” shall mean shares of the common stock of the Corporation, par value $.01 per share.

“Subsidiary” shall mean any subsidiary of the Corporation (whether or not a subsidiary at the date the Plan is adopted) which is designated by the Committee to participate in the Plan.

“Term” shall have the meaning given in Article 14 hereof.

3.  Stock

The maximum number of shares of Stock which shall be reserved for the grant of Restricted Stock Units under the Plan shall be 550,000, which number shall be subject to adjustment as provided in Article 7 hereof. Such shares may be either authorized but unissued shares or shares that shall have been or may be reacquired by the Corporation.

If any outstanding grant of Restricted Stock Units under the Plan should, for any reason be cancelled or be forfeited before all its restrictions lapse, the shares of Stock allocable to the cancelled or terminated portion of such grant shall (unless the Plan shall have been terminated) become available for subsequent grants under the Plan.

4.  Eligibility

During the Term of the Plan any Participant in the Annual Plan (who has been designated by the Committee as a Participant in this Plan) can elect to receive up to fifty percent (50%) (or, in the discretion of the Committee pursuant to the terms of the Annual Plan, one hundred percent (100%)) of the Participant’s Annual Bonus in Restricted Stock Units granted pursuant to, and subject to the terms and conditions of, this Plan.

Except with respect to (i) the first fiscal year of the Corporation in which a Participant is eligible to participate in this Plan (including, for this purpose, any other nonqualified deferred compensation plan that would be required to be aggregated with this Plan under Section 409A of the Code) (the “Initial Service Year”) or (ii) Annual Bonuses (including Qualified Awards, as defined under the Annual Plan) that qualify as “performance-based compensation” under Section 409A of the Code (“Qualified Performance-Based Bonuses”), any such election by a Participant must be made no later than the last day of the Plan Year (as defined under the Annual Plan) immediately preceding the Plan Year during which the services with respect to which the Annual Bonus is earned are performed and shall become irrevocable as of such date.

With respect to the Initial Service Year, any such election by a Participant must be made no later than the 30th day following the first date on which the Participant is eligible to participate in this Plan (including, for this purpose, any other nonqualified deferred compensation plan that would be required to be aggregated with this Plan under Section 409A of the Code) and shall become irrevocable as of such date; provided, however, such election shall apply only with respect to the portion of the Annual Bonus that is paid in exchange for services performed after the date of the election.

With respect to Qualified Performance-Based Bonuses, any such election by a Participant must be made no later than the date which is six months prior to the last day of the performance period under the Annual Plan over which the Qualified Performance-Based Bonus is earned and shall become irrevocable as of such date; provided, however, that (i) the Participant has performed services continuously from the later of (a) the beginning of such performance period and (b) the date on which the performance criteria with respect to the Qualified Performance-Based Bonus were established by the Committee pursuant to the Annual Plan, through the date of the election and (ii) the portion of the Qualified Performance-Based Bonus with respect to which the election is made is not both calculable and substantially certain to be paid at the time of the election.

Since the Restricted Stock Units are “purchased” with part or all of the Annual Bonus, all Restricted Stock Unit grants under this Plan are sometimes referred to herein as “purchases.”  For purposes of the Plan, the date of purchase of a Restricted Stock Unit shall be deemed to be the date the Annual Bonus (from which the purchase funds are derived) is payable.

5.  Restricted Stock Units

Each grant of Restricted Stock Units under the Plan shall be evidenced by a written agreement between the Corporation and the Participant, in such form as the Committee shall from time to time approve, and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

(a)  NUMBER OF RESTRICTED STOCK UNITS.  Each agreement shall state the number of Restricted Stock Units to be subject to a grant.

(b)  PRICE.  The price of each Restricted Stock Unit purchased under the Plan shall be eighty (80%) percent of its Fair Market Value on the date of purchase. Notwithstanding any other provision of the Plan, in no event shall the price per Restricted Stock Unit be less than the par value per share of Stock.

(c)  NORMAL VESTING; NORMAL END OF RESTRICTED PERIOD.  Subject to Section 5(d) hereof, one-third (1/3) of Restricted Stock Units purchased on a given date shall vest on each of the first three anniversaries of the date of purchase, but the Restricted Period of all Restricted Stock Units purchased on that date shall end on the third anniversary thereof.

(d)  ACCELERATION OF VESTING AND END OF RESTRICTED PERIOD.  Notwithstanding Section 5(c) hereof, a Participant’s Restricted Stock Units shall immediately become completely vested and their respective Restricted Periods shall end upon the first to occur of (x) a Change in Control, (y) the involuntary termination of the Participant’s employment without Cause, or (z) the termination of a Participant’s employment by reason of Retirement or the Participant’s death or Disability.  Additionally, the Committee shall have the authority to vest any or all of a Participant’s Restricted Stock Units at such earlier time or times and on such terms and conditions as the Committee shall deem appropriate; provided, however, that the Corporation shall not have the discretion to accelerate the end of their respective Restricted Periods.

(e)  PAYMENT AT END OF RESTRICTED PERIOD.  On or as soon as administratively practicable (but, in any event, no later than 90 days) after the end of the Restricted Period with respect to a Restricted Stock Unit, the Participant (or the Participant’s estate, in the event of the Participant’s death) will receive payment of all the Participant’s Restricted Stock Units in the form of an equal number of unrestricted shares of Stock.

(f)  TERMINATION DURING THE RESTRICTED PERIOD AND VESTED RESTRICTED STOCK UNITS; PAYMENT.  If the termination of the employment of a Participant occurs during the Restricted Period, the Participant (or the Participant’s estate, in the event of the Participant’s death) will receive unrestricted shares of Stock equal in number to the Participant’s vested Restricted Stock Units, payable on or as soon as administratively practicable (but, in any event, not later than 90 days) after the date of the Participant’s termination of employment.

(g)  TERMINATION DURING RESTRICTED PERIOD AND UNVESTED RESTRICTED STOCK UNITS; PAYMENT.  If the termination of the employment of a Participant occurs during the Restricted Period, the Participant will receive a cash lump-sum payment equal to eighty (80%) percent of the Fair Market Value of the Participant’s unvested Restricted Stock Units on the date of their purchase, payable on or as soon as administratively practicable (but, in any event, not later than 90 days) after the date of the Participant’s termination of employment.

(h)  RESTRICTIONS.  Restricted Stock Units (whether or not vested) may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, during the Restricted Period.  The Committee may also impose such other restrictions and conditions on the shares as it deems appropriate.

(i)  SIX MONTH DELAY.  Notwithstanding anything in this Plan to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code as of the date of his termination of employment, then any amount payable under this Plan on account of his termination of employment that would otherwise have been paid to the Participant during the first six months following his termination of employment shall be paid instead to the Participant in a single lump sum on the earlier of (a) the date which is six months following his termination of employment and (b) the date of his death, and not before.

(j)  TERMINATION OF EMPLOYMENT.  References hereunder to a Participant’s termination of employment, the date the Participant’s employment terminates and the like, shall, except as specifically provided herein, refer to the Participant’s “separation from service” as defined in Section 1.409A-1(h) of the Treasury Regulations (or any successor provision), applying the default provisions thereof.

6.  Change in Control of the Corporation

For purposes of the Plan, the term “Change in Control” shall mean any of the following events:

(1)   any Person is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of either (A) the combined fair market value of the then outstanding stock of the Corporation (the “Total Fair Market Value”) or (B) the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Corporation (the “Total Voting Power”); excluding, however, the following: (I) any acquisition by the Corporation or any of its Controlled Affiliates, (II) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its Controlled Affiliates, (III) any Person who becomes such a Beneficial Owner in connection with a transaction described in the exclusion within paragraph (4) below and (IV) any acquisition of additional stock or securities by a Person who owns more than 50% of the Total Fair Market Value or Total Voting Power of the Corporation immediately prior to such acquisition; or

(2)   any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation that, together with any securities acquired directly or indirectly by such Person within the immediately preceding twelve-consecutive month period, represent 40% or more of the Total Voting Power of the Corporation; excluding, however, any acquisition described in subclauses (I) through (IV) of subsection (1) above; or

(3)   a change in the composition of the Board of Directors of the Corporation (the “Board”) such that the individuals who, as of the Amended and Restated Effective Date, constitute the Board (such individuals shall be hereinafter referred to as the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a director subsequent to such effective date, whose election, or nomination for election by the Corporation’s stockholders, was made or approved by a vote of at least a majority of the Incumbent Directors (or directors whose election or nomination for election was previously so approved) shall be considered an Incumbent Director; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be considered an Incumbent Director; provided finally, however, that, as of any time, any member of the Board who has been a director for at least twelve consecutive months immediately prior to such time shall be considered an Incumbent Director for purposes of this definition, other than for the purpose of the first proviso of this definition; or

(4)   there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation or a sale or other disposition of all or substantially all of the assets of the Corporation (“Corporate Transaction”); excluding, however, such a Corporate Transaction (A) pursuant to which all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the outstanding common stock of the Corporation and Total Voting Power immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50%, respectively, of the outstanding common stock and the combined voting power of the  then outstanding common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the company resulting from such Corporate Transaction (including, without limitation, a company which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the outstanding common stock and Total Voting Power, as the case may be, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the company resulting from such Corporate Transaction (including, without limitation, a company which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries);

provided, however, that notwithstanding anything to the contrary in subsections (1) through (4) above, an event which does not constitute a change in the ownership of the Corporation, a change in the effective control of the Corporation, or a change in the ownership of a substantial portion of the assets of the Corporation, each as defined in Section 1.409A-3(i)(5) of the Treasury Regulations (or any successor provision), shall not be considered a Change in Control for purposes of this Plan.

7.  Recapitalization

The aggregate number of shares of Stock as to which Restricted Stock Units may be granted to Participants and the number of shares thereof covered by each outstanding Restricted Stock Unit, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee shall also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Corporation and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction.

8.  Payment of Withholding Taxes

Except as otherwise provided by the Committee, (i) the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash and (ii) in the case of distributions in shares of Stock, the Participant shall be required to pay the amount of any taxes required to be withheld prior to receipt of such Stock, or alternatively, a number of shares the Fair Market Value of which equals the amount required to be withheld may be deducted from the shares distributed.

9.  Rights as a Stockholder

A Participant or a transferee of a grant shall have no rights as a stockholder with respect to any shares of Stock which may become issuable pursuant to the grant until the date of the issuance of a stock certificate to him or her for such shares.  No adjustment shall be made for dividends (whether ordinary or extraordinary, and whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 7 hereof.

10.  No Rights to Employment

No person shall have any claim or right to be a Participant in the Plan, and the grant hereunder shall not be construed as giving a Participant the right to be retained in the employ of, or in the other relationship with, the Corporation or a Subsidiary. Further, the Corporation and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement issued hereunder or in any other agreement applicable between a Participant and the Corporation or a Subsidiary.

11.  Administration

The Plan shall be administered by the Committee.  The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Restricted Stock Units; to determine the persons to whom, and the time or times at which grants shall be granted; to determine the number of Restricted Stock Units to be covered by each grant; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend grants, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Board shall fill all vacancies, however caused, in the Committee.  The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others.  The Committee may appoint a chairperson and a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.  The Committee shall hold its meetings at such times and places (and its telephonic meetings at such times) as it shall deem advisable.  The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.  All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Corporation, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant hereunder.

12.  Amendment and Termination of the Plan

The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that an amendment for which the Board determines stockholder approval is necessary or appropriate under the circumstances then prevailing shall not be effective unless approved by the requisite vote of stockholders.  Except as provided in Article 7 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any grant previously made to a Participant, unless the written consent of the Participant is obtained.

13.  Governing Law

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

14.  Effective Date and Term

The Plan is hereby amended and restated herein as of December 31, 2008.  The Plan shall replace the Management Stock Purchase Plan in effect immediately prior thereto (the “Prior Plan”), but all Restricted Stock Units granted under the Prior Plan shall remain outstanding pursuant to the terms thereof.

The Plan shall terminate on March 31, 2010. No Restricted Stock Units shall be granted after the termination of the Plan.